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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

/x/ Current Report Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

October 23, 2001
(Date of Report)

Commission file number: 1-14307

Great Lakes REIT
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation organization)	36-4238056 (I.R.S. Employer identification no.)
823 Commerce Drive, Suite 300, Oak Brook, IL (Address of principal executive offices)	60523 (Zip Code)

(630) 368-2900
(Registrant's telephone number, including area code)

    Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /x/  No / /

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

    As previously reported in a Current Report on Form 8-K filed August 24, 2001,on August 10, 2001, Great Lakes REIT through Great Lakes REIT, L.P. (collectively the "Company") acquired Bannockburn Corporate Center, located at 3000 Lakeside Drive, Bannockburn, Illinois from an unaffiliated third party for approximately $31,800,000. Funds for the purchase came from a borrowing under the Company's unsecured line of credit.

    In addition, on March 1, 2001, the Company acquired 1600 Corporate Center located at 1600 Golf Road, Rolling Meadows, Illinois from an unaffiliated third party for approximately $26,250,000. Funds for the purchase came from a borrowing under the Company's unsecured line of credit.

Item 7. Financial Statements and Exhibits

    The required financial statements for Bannockburn Corporate Center are attached as exhibit A.

    The required financial statements for 1600 Corporate Center are attached as exhibit B.

    The required pro forma financial statements are attached as exhibit C.

    The consent of Ernst & Young LLP is filed as exhibit D.

    No information is required under Items 1,3,4,5 and 6, and these items have therefore been omitted.

By:	/s/ James Hicks James Hicks, Treasurer

Exhibit A

Bannockburn Corporate Center

Statements of Revenue and Certain Expenses

Contents

Report of Independent Auditors	1
Statements of Revenue and Certain Expenses—Year ended December 31, 2000 and period from January 1, 2001 to July 31, 2001 (Unaudited)	2
Notes to Statements of Revenue and Certain Expenses	3

Report of Independent Auditors

The Board of Trustees of
Great Lakes REIT

    We have audited the accompanying Statement of Revenue and Certain Expenses of Bannockburn Corporate Center (the Property) for the year ended December 31, 2000. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

    In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                      Ernst & Young LLP

Chicago, Illinois
October 1, 2001

1

Bannockburn Corporate Center

Statements of Revenue and Certain Expenses

	Year ended December 31, 2000	January 1, 2001, to July 31, 2001
		(Unaudited)
	(In Thousands)
Revenue
Base rents	$1,535	$1,781
Tenant reimbursements	428	649
Parking income	17	28
Other income	4	2

Total revenue	1,984	2,460

Expenses
Property operating and maintenance	774	500
Real estate taxes	267	356
Management fees	57	97
Insurance	18	12

Total expenses	1,116	965

Revenue in excess of certain expenses	$868	$1,495

See accompanying notes.

2

Bannockburn Corporate Center

Notes to Statements of Revenue and Certain Expenses

1.  Business

    The accompanying Statements of Revenue and Certain Expenses relate to the operations of Bannockburn Corporate Center, an office building with approximately 202,000 rentable square feet, located in Bannockburn, Illinois (the Property). The Property was acquired on August 10, 2001 by Great Lakes REIT, from an unrelated party.

2.  Summary of Significant Accounting Policies

Basis of Presentation

    The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, and interest expense, which may not be comparable to the expenses expected to be incurred by Great Lakes REIT in future operations of the Property, have been excluded.

Revenue and Expense Recognition

    Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

    The preparation of the Statements of Revenue and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

    The interim financial statement for the 2001 interim period includes the revenue and certain expenses for the period prior to acquisition by Great Lakes REIT. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

3.  Rentals

    The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  Related Party Transactions

    Pizzuti Management, LLC, an affiliate of the former owner of the Property, provided property management services to the Property in return for a fee of 4% of monthly gross receipts, as defined in the Management Agreement (Agreement). For the year ended December 31, 2000, management fee expense incurred was $57,389. In addition, the Agreement provides for reimbursement of payroll costs to Pizzuti Management, LLC, for an on-site manager. For the year ended December 31, 2000 and period from January 1, 2001 to July 31, 2001, payroll costs reimbursed totaled $30,000 and $17,500, respectively, and are included in property operating and maintenance in the Statements.

3

Exhibit B

1600 Corporate Center

Financial Statements

Year ended December 31, 2000

Contents

Report of Independent Auditors	1
Statements of Revenue and Certain Expenses—Year ended December 31, 2000 and period from January 1, 2001 to February 28, 2001 (Unaudited)	2
Notes to Statements of Revenue and Certain Expenses	3

Report of Independent Auditors

The Board of Trustees of
Great Lakes REIT

    We have audited the accompanying Statement of Revenue and Certain Expenses of 1600 Corporate Center (the Property) for the year ended December 31, 2000. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

    In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                      Ernst & Young LLP

Chicago, Illinois
October 11, 2001

1600 Corporate Center

Statements of Revenue and Certain Expenses

	Year ended December 31, 2000	January 1, 2001, to February 28, 2001
		(Unaudited)
	(In Thousands)
Revenue
Base rents	$2,656	$419
Tenant reimbursements	2,236	461
Other income	1	1

Total revenue	4,893	881

Expenses
Property operating and maintenance	1,319	328
Real estate taxes	1,159	189
Management fees	126	22
Insurance	54	10

Total expenses	2,658	549

Revenue in excess of certain expenses	$2,235	$332

See accompanying notes.

1600 Corporate Center

Notes to Statements of Revenue and Certain Expenses

1.  Business

    The accompanying Statements of Revenue and Certain Expenses relate to the operations of 1600 Corporate Center, an office building with approximately 252,000 rentable square feet, located in Rolling Meadows, Illinois (the Property). The Property was acquired on March 1, 2001 by Great Lakes REIT from an unrelated party.

2.  Summary of Significant Accounting Policies

Basis of Presentation

    The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Great Lakes REIT. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Great Lakes REIT in future operations of the Property, have been excluded.

Revenue and Expense Recognition

    Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

    The preparation of the Statements of Revenue and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

    The interim financial statement for the 2001 interim period includes the revenue and certain expenses for the period prior to acquisition by Great Lakes REIT. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

3.  Rentals

    The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

Exhibit C

Great Lakes REIT
Pro Forma Condensed Condsolidated Balance Sheet
As of June 30, 2001
(Unaudited) (In Thousands except per share data)

	As Reported(1)	Bannockburn(2)	Pro Forma
Assets:
Properties
Land	$59,714	$5,300	$65,014
Buildings and improvements	430,180	25,839	456,019

	489,894	31,139	521,033
Less accumulated depreciation	50,788		50,788

	439,106	31,139	470,245
Cash and cash equivalents	872		872
Rents receivable	7,047		7,047
Deferred costs	6,948		6,948
Goodwill	1,098		1,098
Other assets	1,927		1,927

Total assets	$456,998	$31,139	$488,137

Liabilities and shareholders' equity
Bank loan payable	$83,000	$30,650	$113,650
Long term debt	133,312		133,312
Accrued real estate taxes	10,800	165	10,965
Accounts payable and other liabilities	13,458	324	13,782

Total liabilities	240,570	31,139	271,709

Minority interests	691		691

Preferred shares of beneficial interest ($.01 par value, 10,000 shares authorized; 1,500 9.75% Series A Cumulative Redeemable shares with a $25 per share Liquidation Preference, issued and outstanding)	37,500		37,500
Common shares of beneficial interest ($0.01 par value, 60,000 authorized, 18,295 issued)	183		183
Paid-in-capital	235,224		235,224
Retained earnings (deficit)	(10,704)		(10,704)
Employee share loans	(20,319)		(20,319)
Deferred compensation	(2,473)		(2,473)
Treasury shares (1,543 shares)	(23,674)		(23,674)

Total shareholders' equity	215,737	—	215,737

Total liabilities and shareholders' equity	$456,998	$31,139	$488,137

See accompanying notes

Notes to Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2001
(Unaudited) (Dollars in Thousands)

1.
Represents the historical results of the Company.

2.
Represents the allocation of the acquisition price paid for Bannockburn Corporate Center.

Great Lakes REIT
Pro Forma Condensed Consolidated Statement of Income
For the six months ended June 30, 2001
(Unaudited) (In Thousands except per share data)

	As Reported(1)	Bannockburn(2)	1600 Corporate Center(3)	Pro Forma Adjustments	Pro Forma
Revenues:
Rental	$38,927	$1,527	$419		$40,873
Reimbursement	10,259	556	461		11,276
Interest and other	1,751	39	1		1,791

Total revenues	50,937	2,122	881		53,940

Expenses:
Real estate taxes	7,815	458	189		8,462
Other property operating	12,575	435	360		13,370
General and administrative	2,625				2,625
Interest	7,037			1,287 (4)	8,324
Depreciation and amortization	9,162			476 (5)	9,638

Total expenses	39,214	893	549	1,763	42,419

Income before gain on sale of properties	11,723	1,229	332	(1,763)	11,521

Gain on sale of properties Income before allocation to minority interests	11,723	1,229	332	(1,763)	11,521
Minority interests	28				28

Net income	11,695	1,229	332	(1,763)	11,493
Income allocated to preferred shareholders	1,828				1,828

Net income applicable to common shares	$9,867	$1,229	$332	$(1,763)	$9,665

Earnings per share—basic	$0.60				$0.58

Weighted average common shares outstanding—basic	16,577				16,577

Diluted earnings per share	$0.59				$0.58

Weighted average common shares outstanding—diluted	16,720				16,720

See accompanying notes

Notes to Pro Forma Condensed Consolidated Statement of Income
For the Six Months ended June 30, 2001
(Unaudited) (Dollars in Thousands)

1.
Represents the historical results of the Company.

2.
Represents the unaudited historical results of operations of Bannockburn Corporate Center for the six months ended June 30, 2001 as if Bannockburn Corporate Center were acquired by the Company on January 1, 2001.

3.
Represents the unaudited historical results of operations of 1600 Corporate Center for the two months ended February 28, 2001 as if 1600 Corporate Center were acquired by the Company on January 1, 2001.

4.
Interest expense ($1,287) for the two acquisitions for the six months ended June 30, 2001, is computed on the amount borrowed to acquire Bannockburn Corporate Center ($30,650) for the six months ended June 30, 2001, at 6.53% per annum (the average interest rate during this period on the Company's bank loan payable) and on the amount borrowed to acquire 1600 Corporate Center ($26,250) for the two months ended February 28, 2001, at 6.53% per annum.

5.
Depreciation is computed on a straight-line basis over 40 years for the six months ended June 30, 2001 for Bannockburn Corporate Center and for the two months ended February 28, 2001 for 1600 Corporate Center based on the purchase price paid for these properties by the Company.

Great Lakes REIT
Pro Forma Condensed Consolidated Statement of Income
For the year ended December 31, 2000
(Unaudited) (In Thousands except per share data)

	As Reported(1)	Bannockburn(2)	1600 Corporate Center(3)	Pro Forma Adjustments	Pro Forma
Revenues:
Rental	$75,400	$1,535	$2,656		$79,591
Reimbursement	21,624	428	2,236		24,288
Interest and other	3,505	21	1		3,527

Total revenues	100,529	1,984	4,893		107,406

Expenses:
Real estate taxes	13,966	267	1,159		15,392
Other property operating	25,703	849	1,499		28,051
General and administrative	5,555				5,555
Interest	15,193			4,428 (4)	19,621
Depreciation and amortization	16,975			1,241 (5)	18,216

Total expenses	77,392	1,116	2,658	5,669	86,835

Income before gain on sale of properties	23,137	868	2,235	(5,669)	20,571
Gain on sale of properties	11,134	—			11,134

Income before allocation to minority interests	34,271	868	2,235	(5,669)	31,705
Minority interests	82				82

Net income	34,189	868	2,235	(5,669)	31,623
Income allocated to preferred shareholders	3,656	—			3,656

Net income applicable to common shares	$30,533	$868	$2,235	$(5,669)	$27,967

Earnings per share—basic	$1.85				$1.69

Weighted average common shares outstanding—basic	16,531				16,531

Diluted earnings per share	$1.84				$1.68

Weighted average common shares outstanding—diluted	16,631				16,631

See accompanying notes

Notes to Pro Forma Condensed Consolidated Statement of Income
For the Year ended December 31, 2000
(Unaudited) (Dollars in Thousands)

1.
Represents the historical results of the Company.

2.
Represents the unaudited historical results of operations of Bannockburn Corporate Center for the year ended December 31, 2000, as if Bannockburn Corporate Center were acquired by the Company on January 1, 2000.

3.
Represents the unaudited historical results of operations of 1600 Corporate Center for the year ended December 31, 2000, as if 1600 Corporate Center were acquired by the Company on January 1, 2000.

4.
Interest expense ($4,428) for the two acquisitions for the year ended December 31, 2000, is computed on the amount borrowed ($57,900) to acquire both Bannockburn Corporate Center ($30,650) and 1600 Corporate Center ($26,250) at 7.78% per annum, the average interest rate on the Company's bank loan payable for calendar 2000.

5.
Depreciation is computed on a straight-line basis over 40 years for the year ended December 31,2000, for Bannockburn Corporate Center and 1600 Corporate Center based on the purchase price paid for these properties by the Company.

Exhibit D

CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements indicated below of Great Lakes REIT of our reports indicated below filed with the Securities and Exchange Commission.

Registration Statements

Form S-3 No. 333-49499
Form S-8 No. 333-56619
Form S-8 No. 333-62458

Financial Statements	Date of Auditors' Report
Statement of revenue and certain expenses of Bannockburn Corporate Center for the year ended December 31, 2000 included in the Report (Form 8-K/A) of Great Lakes REIT, dated October 23, 2001	October 1, 2001
Statement of revenue and certain expenses of 1600 Corporate Center for the year ended December 31, 2000 included in the Report (Form 8-K/A) of Great Lakes REIT, dated October 23, 2001	October 11, 2001

                      Ernst & Young LLP

Chicago, Illinois
October 23, 2001

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  Item 2. ACQUISITION OR DISPOSITION OF ASSETS
  Item 7. Financial Statements and Exhibits
  Exhibit A
  Exhibit B
  Exhibit C
  Exhibit D